Exhibit 10.2

WAIVER , dated as of June 30, 2003 (this "Waiver")

BY AND AMONG

(1)   BRANDPARTNERS GROUP, INC., a Delaware corporation ("BPG");

(2) WILLEY BROTHERS INC., a New Hampshire corporation ("Willey", and together with BPG, individually a "Company" and collectively, the "Companies"); and

(3) CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership ("CMII").

WHEREAS, the Companies and CMII are parties to a certain Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 as amended by that certain Amendment No. 1 and Waiver dated as of May 14, 2002 and that certain Amendment No. 2 and Waiver dated as of August 9, 2002 and as waived by that certain Waiver, dated as of March 31, 2003 (the "Purchase Agreement") pursuant to which (i) Willey has issued and sold to CMII a subordinated promissory note (the "Note") in the original principal amount of $5,000,000 with a final maturity of October 22, 2008 and (ii) BPG has issued and sold to CMII certain warrants for the purchase of 450,000 shares of common stock of BPG; and

WHEREAS, Willey has requested that CMII waive certain provisions of the Purchase Agreement as specified herein, and BPG has joined in the request; and

WHEREAS, CMII is willing to waive certain provisions of the Purchase Agreement, but only on the terms and conditions set forth in this Waiver.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used in this Waiver shall have the meanings given them in the Purchase Agreement unless otherwise defined herein.

      2. Affirmation of Original Purchase Agreement. Willey acknowledges that each of the Purchase Agreement and the Note is a valid and binding obligation of the Companies, in the case of the Purchase Agreement and of Willey, in the case of the Note, enforceable against the Companies or Willey, as the case may be, in accordance with its terms.

      3. Waivers.  CMII hereby waives compliance with the covenants set forth in
Section 8.3(a), Section 8.3(b), Section 8.3(c) and Section 8.3(d) of the Purchase Agreement as at, or for the applicable period ending on June 30, 2003.

      Anything herein to the contrary notwithstanding, (i) CMII's waivers contained in this Section 3 are subject to the satisfaction of the conditions set forth in Section 4 hereof, (ii) such waivers only apply to the specific violations and provisions noted above and (iii) Willey is required to comply with the provisions noted above, as amended by this Waiver, at all times in the future.

      4. Conditions to CMIII's Obligations. The waivers contained in Section 3 hereof (i) shall not become effective until the date (the "Effective Date") on which CMII shall have executed and delivered a counterpart of this Waiver and CMII shall have received a counterpart of this Waiver executed and delivered by each Company and (ii) shall remain in effect only so long as each of (x) the Senior Credit Agreement and (y) the Purchase Agreement shall remain in full force and effect.


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

      5. Reimbursement of Expenses. Willey will pay all out-of-pocket expenses, costs and charges incurred by CMII (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Waiver, and all documents executed

      6. Senior Credit Agreement Amendment. Section 8.2 of the Sixth Amendment and Waiver Agreement to the Senior Credit Agreement dated as of March 18, 2003 (the "Sixth Amendment"), provides certain restrictions on the ability of Willey to make payments of principal of and interest on the Notes. This will confirm that CMII does not consent to the provisions of such section 8.2 to the extent such provisions may be inconsistent with the Subordination Agreement. By signing below, Willey confirms and agrees that it will make payments under the Notes to the extent required by the terms of the Notes and permitted by the Subordination Agreement.

      7. Purchase Agreement and Note to Remain in Force. Except as specifically provided herein, the Purchase Agreement and the Note shall remain in full force and effect and are in all respects hereby ratified and affirmed. From and after the Effective Date, all references in the Purchase Agreement to "this Agreement", "hereof" or "herein" or the like, and all references in the other Transaction Documents to the Purchase Agreement, shall mean and refer to the Purchase Agreement as waived hereby.

      8. Successors and Assigns. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

      9. Counterparts. This Waiver may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

      10. Headings. The headings in this Waiver are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11. No Implied Waivers. No failure or delay on the part of CMII in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or under the Original Purchase Agreement or the Note. No modification or waiver of any provisions of this Waiver shall in any event be effective unless the same shall be in writing and signed by CMII, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      12. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the General Obligations Law of the State of New York.

      13. Jurisdiction; WAIVER OF RIGHT TO JURY TRIAL. Each party to this Waiver hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Waiver or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WAIVER OR THE SUBJECT MATTER


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

HEREOF. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.

      14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.


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

IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed all as of the day and year first above written.

BRANDPARTNERS GROUP, INC.

By: /s/ Edward T. Stolarski
    -------------------------------------------
    Name: Edward T. Stolarski
    Title: Chairman and Chief Executive Officer

WILLEY BROTHERS, INC.

By: /s/ James F. Brooks
    -------------------------------------------
    Name: James F. Brooks
    Title: Chief Operating Officer

CORPORATE MEZZANINE II, L.P.

By: /s/ Hamad Abdulaziz Al Sagar
    -------------------------------------------
    Name: Hamad Abdulaziz Al Sagar
    Title: Director